GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2018
GOODWILL AND INTANGIBLE ASSETS [Abstract]
GOODWILL AND INTANGIBLE ASSETS
NOTE 6 – GOODWILL AND INTANGIBLE ASSETS

The gross carrying amount and accumulated amortization at December 31 for goodwill and intangible assets are as follows (in thousands):

	December 31, 2018	December 31, 2017
Indefinite life:
Goodwill	$36,260	$36,260
Total indefinite life	$36,260	$36,260

Amortizable:
Agent relationships	$40,500	$40,500
Trade name	15,500	15,500
Developed technology	6,600	6,600
Other intangibles	820	700
Accumulated amortization expense	(27,025)	(14,559)
Net amortizable intangibles	$36,395	$48,741

Goodwill and the majority of intangible assets on the consolidated balance sheets of the Company were recognized upon the acquisition by Stella Point (see Note 3). The fair value measurements were based on significant inputs, such as the Company’s forecasted revenues, assumed turnover of agent locations, obsolescence assumptions for technology, market discount and royalty rates. These inputs are based on information not observable in the market and represent Level 3 measurements within the fair value hierarchy. Trade name refers to the Intermex name, branded on all agent locations and well recognized in the market. This fair value was determined using the relief-from-royalty method, which is based on the Company’s expected revenues and a royalty rate estimated using comparable market data. As a result of the Stella Point acquisition, the Company determined it was appropriate to assign a finite useful life of 15 years to the trade name. The Company decided that a finite life would be more appropriate, providing better matching of the amortization expense during the period of expected benefits.

The agent relationships intangible represents the network of over 5,000 independent sending agents. This intangible was valued using the excess earnings method, which was based on the Company’s forecasts and historical activity at agent locations in order to develop a turnover rate and expected useful life. Assuming a year-over-year location turnover rate of 17.4%, this resulted in an expected useful life for this intangible of 15 years. Developed technology includes the state-of-the-art system that the Company has continued to develop and improve upon over the past 20 years. This intangible was valued using the relief-from-royalty method based on the Company’s forecasted revenues, a royalty rate estimated using comparable market data, an expected obsolescence rate of 18.0% and an estimated useful life of 15 years.

Other intangibles primarily relate to the acquisition of certain agent locations, which are amortized over 10 years. The net book value of these intangibles was $0.7 million and $0.6 million at December 31, 2018 and 2017, respectively.

Management believes it has made reasonable estimates and judgments concerning these risks and uncertainties. A change in the conditions, circumstances or strategy of the Company may result in a need to recognize an impairment charge.

The following table presents the changes in goodwill and intangible assets (in thousands):

Predecessor Company	Goodwill	Intangibles
Balance at December, 2016	$-	$6,348
Amortization expense	-	(231)
Balance at January 31, 2017	$-	$6,117

Successor Company	Goodwill	Intangibles
Balance at February 1, 2017	$36,260	$62,660
Acquisition of agent locations	-	640
Amortization expense	-	(14,559)
Balance at December 31, 2017	$36,260	$48,741
Acquisition of agent locations	-	120
Amortization expense	-	(12,466)
Balance at December 31, 2018	$36,260	$36,395

Amortization expense related to intangible assets was approximately $0.9 million for the Predecessor year ended December 31, 2016.

Amortization expense related to intangible assets for the next five years and thereafter is as follows (in thousands):

2019	$9,324
2020	6,917
2021	5,128
2022	3,964
2023	2,956
Thereafter	8,106
$36,395